UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2025

Core Natural Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Technology Drive Suite 101

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 416-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 15, 2025, Core Natural Resources, Inc. (formerly known as CONSOL Energy Inc.), a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that, on January 14, 2025, the Company had completed its previously announced merger of equals transaction with Arch Resources, Inc., a Delaware corporation (“Arch”), pursuant to that certain Agreement and Plan of Merger, dated as of August 20, 2024 (the “Merger Agreement”), by and among the Company, Mountain Range Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Arch. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Arch (the “Merger”), with Arch continuing as the surviving corporation and as a wholly owned subsidiary of the Company.

This Amendment No. 1 to the Original Form 8-K is being filed by the Company to include the financial statements of Arch and the pro forma financial information required under Items 9.01(a) and 9.01(b), which were excluded from the Original Report in reliance on the instructions to such Items, in order to incorporate such financial statements and pro forma financial information into the Company’s Registration Statements on Form S-8. Except as described herein, all other information in the Original Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Arch as of December 31, 2023 and 2022 and for each of the years ended December 31, 2023, 2022 and 2021, and the notes related thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Arch as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023, and the notes related thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023, and the related notes thereto, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP relating to Arch Resources, Inc.

99.1	Audited consolidated financial statements of Arch Resources, Inc. as of December 31, 2023 and 2022 and for each of the years ended December 31, 2023, 2022 and 2021, and the notes related thereto (incorporated by reference to Part II. Item 8 of Arch Resources, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 15, 2024)

99.2	Unaudited condensed consolidated financial statements of Arch Resources, Inc. as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023, and the notes related thereto (incorporated by reference to Part I. Item I of Arch Resources, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 filed with the SEC on November 5, 2024)

99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023, and the related notes thereto (incorporated by reference to the information under the caption “Unaudited Pro Forma Condensed Combined Financial Information” of CONSOL’s Amendment No. 1 to Registration Statement on Form S-4 filed on November 18, 2024 (File No. 333-282453))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE NATURAL RESOURCES, INC.

By:	/s/ Miteshkumar B. Thakkar
Miteshkumar B. Thakkar
Chief Financial Officer and President

Date: February 18, 2025